UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2013

SANBORN RESOURCES LTD.

(Exact name of Registrant as specified in its charter)

Delaware	333-177209	45-2400399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive Suite 800 - West Tower West Palm Beach, FL 33401
(Address of principal executive offices, including zip code)

(561) 515-6161
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Explanatory Note

This current report on Form 8-K/A (this “Amendment”) is being filed solely to amend Item 3.02 on the current report on Form 8-K filed by Sanborn Resources Ltd., a Delaware corporation (the “Corporation”) on January 13, 2013 (the “Original Filing”).  No other changes, other than the corrected information in Item 3.02 below, are being made to the Original Filing.

Item 3.02

Unregistered Sales of Equity Securities

On December 31, 2013, the Corporation converted $48,093 USD of outstanding debt owed to a debt holder into 1,202,325 shares of restricted common stock of the Corporation.  The issuance of the common stock was made to a non-US Person in an offshore transaction, in reliance upon the exemption afforded by the provisions of Regulation S of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 23, 2014	By:	/s/ Kristian Andresen
Kristian Andresen
Chief Executive Officer